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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 5, 2005

IMH ASSETS CORP. (as depositor under a Series 2005-4 Indenture dated as of May 6, 2005, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds, Series 2005-4)

                                IMH Assets Corp.
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             (Exact name of registrant as specified in its charter)

               California                                  333-117817                                33-070530
               ----------                                  ----------                                ---------
       (State or Other Jurisdiction                  (Commission File Number)                    (I.R.S. Employer
            of Incorporation)                                                                   Identification No.)


             1401 Dove Street
        Newport Beach, California                                                                      92660
        -------------------------                                                                      -----
          (Address of Principal                                                                     (Zip Code)
            Executive Offices)

Registrant's telephone number, including area code, is (949) 475-3600.


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Item 9.01 Financial Statements and Exhibits.
          ---------------------------------

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

                  5.1 Opinion of Thacher Proffitt & Wood LLP regarding Legality

                  8.1 Opinion of Thacher Proffitt & Wood LLP regarding Tax
                      Matters

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     IMH ASSETS CORP.

                                                     By: /s/ Richard J. Johnson
                                                         ----------------------
                                                     Name:   Richard J. Johnson
                                                     Title:  EVO, CFO

Dated: May 12, 2005